UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 13, 2010


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


       1-14244                                       84-1214736
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(Commission File Number)                (I.R.S. Employer Identification No.)

              810 N. FARRELL DRIVE, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)



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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS....................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

               Item 5.02 Departure of Directors or Certain Officers; Election of
               Directors;   Appointment   of  Certain   Officers;   Compensatory
               Agreements of Certain Officers

SECTION 6.   [RESERVED]........................................................2

SECTION 7.   REGULATION FD.....................................................2

SECTION 8.   OTHER EVENTS......................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.

SECTION 2.  FINANCIAL INFORMATION

         Not Applicable

SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On July 9, 2010, Environmental Service Professionals, Inc., a Nevada corporation (the "Company" or "ESP"), appointed Peter L. Donato to be the Chief Financial Officer of the Company, while Mr. Edward L. Torres vacates that position and remains as the Company's Chief Executive Officer. As the Company's new Chief Financial Officer, Donato will be in charge of the Company's financial planning, controls, and reporting. Mr. Donato brings a wealth of diverse senior management skills and corporate financial experience working with publicly traded corporations to his position as Chief Financial Officer for ESP. He has spent the past 20 years in top management positions for several large corporations as Chief Financial Officer, Chief Information Officer, Vice President, Vice President of Administration and Controller. Mr. Donato began his career with Ernst & Young accounting firm where he interned and completed his certification as a CPA in 1993. Since that time he has held financial positions with General Motors, Honda, Accellent Inc., and Iris International where he honed his skills as an innovative and dynamic corporate financial leader. He is experienced and skilled in staff management, financial accountability, SEC filings, financial forecasts, IT planning, acquisitions and commercial banking relationships. His career achievements include establishing Financial Planning Analysis functions capable of producing accurate forecasts, budgets, and pro-forma reports for management decision making, tax planning and 401k oversight. Mr. Donato has successfully negotiated large and complex sales contracts, optimized insurance relationships and implemented multiple processes and business applications to streamline deal approvals, project tracking, expense reporting, sales tracking and service management.

         Mr. Donato graduated magna cum laude from The Ohio State University (Fisher College) with a Bachelors of Science in Business Administration. He also completed a Masters of Business Administration from the University of Akron
(Ohio) and is an actively licensed Certified Public Accountant.

         The compensation arrangements for Mr. Donato will be finalized in the near future and announced at that time.

         The Company is focused on providing affordable, environmentally safe and efficient homes for hard-working American families. In addition to an affordable, consolidated home inspection program covering energy audits, indoor air quality, home inspections, radon, lead and asbestos, the Company has developed a unique Certified Environmental Home Inspectors(TM) (CEHI) program. During the next 36 months it expects to train and hire over 50,000 Veterans as CEHI inspectors and over 10,000 Disabled Veterans to become Customer Service Representatives to support the inspectors and customers of this program


SECTION 6.  [RESERVED]


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  None





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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
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                                  (Registrant)

Date: July 13, 2010


                              /s/ Edward L. Torres
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                    Edward L. Torres, Chief Executive Officer





























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